Exhibit 99.1

NCR Atleos Announces
Chief Financial Officer Transition

Andy Wamser to succeed Paul Campbell as Chief Financial Officer

ATLANTA – January 14, 2025 – NCR Atleos Corporation (NYSE: NATL) (“Atleos” or the “Company”), a leader in expanding self-service financial access for financial institutions, retailers and consumers, today announced that Paul Campbell is stepping down from his role as Executive Vice President and Chief Financial Officer. Mr. Campbell was appointed Chief Financial Officer of Atleos in October 2023 in conjunction with the Company’s spin-off from NCR Corp, and has had a career with Atleos and NCR Corp. that spanned 35 years across four continents with roles of increasing responsibility within the finance organization. Mr. Campbell will remain with the Company through April 1 to close out a successful 2024 and facilitate a smooth transition.

“We are grateful to Paul for his contributions over a distinguished career as finance leader,” said Tim Oliver, Atleos CEO. “His acumen, leadership, and dedication have been instrumental in establishing Atleos as an independent company, building a track record of consistent financial performance, and positioning the Company to meet financial targets for its first full fiscal year.”

Atleos has appointed Andy Wamser as its new Chief Financial Officer, effective January 27, 2025, who joins the Company from BlueLinx where he held the position of Senior Vice President and Chief Financial Officer. Mr. Wamser has extensive experience as a finance leader in both corporate and capital markets roles, including Executive Vice President and Chief Financial Officer of Mativ Holdings, Vice President, Finance, Treasurer, and Investor Relations at AutoNation, senior-level investment banking roles at Barclays Capital PLC, and investment banking at UBS.

“In connection with Paul’s departure, Atleos conducted a robust search process for the right leader to continue developing a best-in-class finance organization, help enhance tactical and strategic execution, and drive value creation for our shareholders,” said Mr. Oliver. “We believe Andy’s experience both as Chief Financial Officer for public companies, and in investment banking and capital markets, make him a great choice to be Atleos’ next CFO,” concluded Mr. Oliver.

About Atleos

Atleos (NYSE: NATL) is a leader in expanding self-service financial access, with industry-leading ATM expertise and experience, unrivalled operational scale including the largest independently-owned ATM network, always-on global services and constant innovation. Atleos improves operational efficiency for financial institutions, drives footfall for retailers and enables digital-first financial self-service experiences for consumers. Atleos is headquartered in Atlanta, Georgia, with approximately 20,000 employees globally.

Web site: https://www.ncratleos.com
X (Twitter): https://twitter.com/ncratleos
Facebook: https://www.facebook.com/Atleos.NCR/
LinkedIn: https://www.linkedin.com/company/ncratleos
YouTube: https://www.youtube.com/@ncratleos

Instagram: https://www.instagram.com/ncratleos/

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected benefits to Atleos from the appointment of Mr. Wamser as Chief Financial Officer, our next evolution as a leader in bank outsourcing solutions, the organizational structure and responsibilities of Mr. Wamser, the financial targets for full year 2024, our plans and efforts to assure a smooth transition of responsibilities from Mr. Campbell to Mr. Wamser and any statements or assumptions concerning either of them or underlying any of the foregoing. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated.

Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors relating to:

●	Strategy and Technology: transforming our business model, development and introduction of new solutions; competition in the technology industry, integration of acquisitions and management of alliance activities; our multinational operations;

●	Business Operations: domestic and global economic and credit conditions; risks and uncertainties from the payments-related business and industry; disruptions in our data center hosting and public cloud facilities; retention and attraction of key employees; defects, errors, installation difficulties or development delays; failure of third-party suppliers; a major natural disaster or catastrophic event; including the impact of pandemics and geopolitical and macroeconomic challenges; environmental exposures from historical and ongoing manufacturing activities and climate change;

●	Data Privacy & Security: impact of data protection, cybersecurity and data privacy including any related issues;

●	Finance and Accounting: our level of indebtedness; the terms governing our indebtedness; incurrence of additional debt or similar liabilities or obligations; access or renewal of financing sources; our cash flow sufficiency to service our indebtedness; interest rate risks; the terms governing our trade receivables facility; the impact of certain changes in control relating to acceleration of our indebtedness; our obligations under other financing arrangements; or required repurchase of any notes we may issue; any lowering or withdrawal of the ratings assigned to our future debt securities by rating agencies; our pension liabilities and write down of the value of certain significant assets;

●	Law and Compliance: allegations or claims by third parties that our products or services infringe on intellectual property rights of others, including claims against our customers and claims by our customers to defend and indemnify them with respect to such claims; protection of our intellectual property; changes to our tax rates and additional income tax liabilities; uncertainties regarding regulations; lawsuits and other related matters; changes to cryptocurrency regulations;

●	Governance: actions or proposals from stockholders that do not align with our business strategies or the interests of our other stockholders; and

●	Separation: the failure of Atleos to achieve some or all of the expected strategic benefits, synergies or opportunities expected from the spin-off; that Atleos may incur material costs and expenses as a result of the spin-off; that Atleos has limited history operating as an independent, publicly traded company, and Atleos’ historical and pro forma financial information is not necessarily representative of the results that it would have achieved as a separate, publicly traded company and therefore may not be a reliable indicator of its future results; Atleos’ obligation to indemnify NCR pursuant to the agreements entered into in connection with the spin-off (including with respect to material taxes) and the risk NCR may not fulfill any obligations to indemnify Atleos under such agreements; that under applicable tax law, Atleos may be liable for certain tax liabilities of NCR following the spin-off if NCR were to fail to pay such taxes; that agreements binding on Atleos restrict it from taking certain actions after the distribution that could adversely impact the intended U.S. federal income tax treatment of the distribution and related transactions; potential liabilities arising out of state and federal fraudulent conveyance laws; the fact that Atleos may receive worse commercial terms from third-parties for services it presently receives from NCR; that after the spin-off, certain of Atleos’ executive officers and directors may have actual or potential conflicts of interest because of their previous positions at NCR; potential difficulties in maintaining relationships with key personnel; that Atleos will not be able to rely on the earnings, assets or cash flow of NCR and NCR will not provide funds to finance Atleos’ working capital or other cash requirements.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward looking statements. Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact

Scott Sykes

NCR Atleos

scott.sykes@ncratleos.com

Investor Contact
Brendan Metrano
NCR Atleos Corporation
brendan.metrano@ncratleos.com